United States Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 3, 2005

ISORAY, INC. (Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	000-14247 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354
(Address of principal executive offices) (Zip Code)

(509) 375-1202
(Registrant's telephone number)

ITEM 8.01 Other Events

IsoRay, Inc. is filing this Form 8-K to provide audited financial statements of its wholly-owned subsidiary, IsoRay Medical, Inc., for the years ended June 30, 2005 and 2004.

ITEM 9.01 Exhibits

(c)	Exhibits

23.1 Consent of DeCoria, Maichel & Teague, P.L.C., Independent Auditors for IsoRay Medical, Inc.

99.1 Audited Financial Statements as of June 30, 2005 and 2004 of IsoRay Medical, Inc.

SIGNATURES

In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 2, 2005

IsoRay, Inc., a Minnesota corporation

By: /s/ Michael Dunlop
Michael Dunlop, CFO